UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015
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MEADWESTVACO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-31215	37-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia	23219-0501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 444-1000

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 23, 2015, the Board of Directors of MeadWestvaco (the "Company") extended the deadline for Starboard Value LP ("Starboard") to nominate directors for consideration at the 2015 annual meeting of stockholders from January 28, 2015 to February 27, 2015.  Director nominations submitted by Starboard prior to February 27, 2015 that otherwise conform to the requirements of Article II, Section 2.5 of the Company's Bylaws shall be considered timely.  The waiver and extension of the advance notice deadline applies only to Starboard and is applicable only for the 2015 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

Date: January 23, 2015
By: /s/ John J. Carrara
Name: John J. Carrara Title: Assistant Secretary